Exhibit 32.1 Certification of the Chief Executive Officer


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Cytodyn, Inc. (the "Company") for the year ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Allen D. Allen, the Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                   /s/ Allen D. Allen
                                                   --------------------------
                                                   Allen D. Allen
                                                   President and Chief
                                                   Executive Officer

Date: December 3, 2010